JPMorgan Equity Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF SEPTEMBER 30, 2021 (Unaudited)

Investments	Shares (000)	Value ($000)

COMMON STOCKS — 96.0%
Banks — 3.1%
Bank of America Corp.	97	4,097

Biotechnology — 4.8%
AbbVie, Inc.	37	3,979
Regeneron Pharmaceuticals, Inc. *	4	2,372

		6,351

Building Products — 1.5%
Trane Technologies plc	11	1,970

Capital Markets — 2.1%
Charles Schwab Corp. (The)	38	2,733

Construction Materials — 1.2%
Martin Marietta Materials, Inc.	5	1,602

Consumer Finance — 3.3%
Capital One Financial Corp.	27	4,323

Containers & Packaging — 2.5%
Packaging Corp. of America	24	3,329

Diversified Financial Services — 3.1%
Berkshire Hathaway, Inc., Class B *	15	4,099

Electric Utilities — 2.7%
Xcel Energy, Inc.	57	3,561

Electronic Equipment, Instruments & Components — 1.7%
Zebra Technologies Corp., Class A *	4	2,236

Equity Real Estate Investment Trusts (REITs) — 4.3%
Public Storage	6	1,828
Weyerhaeuser Co.	107	3,811

		5,639

Health Care Equipment & Supplies — 3.7%
Dexcom, Inc. *	4	2,411
Intuitive Surgical, Inc. *	2	2,470

		4,881

Health Care Providers & Services — 2.6%
UnitedHealth Group, Inc.	9	3,413

Hotels, Restaurants & Leisure — 2.3%
Booking Holdings, Inc. *	1	3,027

Household Products — 2.9%
Procter & Gamble Co. (The)	27	3,782

Insurance — 3.4%
Loews Corp.	82	4,422

Interactive Media & Services — 7.9%
Alphabet, Inc., Class C *	3	6,679
Facebook, Inc., Class A *	10	3,547

		10,226

Internet & Direct Marketing Retail — 3.7%
Amazon.com, Inc. *	1	4,822

IT Services — 6.5%
Global Payments, Inc.	14	2,255
Mastercard, Inc., Class A	10	3,629
PayPal Holdings, Inc. *	10	2,619

		8,503

Machinery — 1.8%
Deere & Co.	7	2,333

Media — 1.7%
Charter Communications, Inc., Class A *	3	2,283

Metals & Mining — 1.1%
Freeport-McMoRan, Inc.	46	1,508

Oil, Gas & Consumable Fuels — 3.9%
ConocoPhillips	43	2,895
Kinder Morgan, Inc.	136	2,275

		5,170

Pharmaceuticals — 1.9%
Bristol-Myers Squibb Co.	42	2,482

Semiconductors & Semiconductor Equipment — 4.9%
Advanced Micro Devices, Inc. *	23	2,336
Lam Research Corp.	3	1,953
QUALCOMM, Inc.	17	2,144

		6,433

Software — 5.5%
Microsoft Corp.	26	7,221

Specialty Retail — 5.4%
AutoZone, Inc. *	3	4,989
Gap, Inc. (The)	94	2,139

		7,128

Technology Hardware, Storage & Peripherals — 5.0%
Apple, Inc.	47	6,613

Wireless Telecommunication Services — 1.5%
T-Mobile US, Inc. *	15	1,910

TOTAL COMMON STOCKS (Cost $81,829)		126,097

SHORT-TERM INVESTMENTS — 4.1%
INVESTMENT COMPANIES — 4.1%
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b) (Cost $5,333)	5,331	5,334

Total Investments — 100.1% (Cost $87,162)		131,431
Liabilities in Excess of Other Assets — (0.1)%		(95)

Net Assets — 100.0%		131,336

Percentages indicated are based on net assets.

JPMorgan Equity Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF SEPTEMBER 30, 2021 (Unaudited) (continued)

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of September 30, 2021.
*	Non-income producing security.

JPMorgan Equity Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF SEPTEMBER 30, 2021 (Unaudited) (continued)

(Dollar values in thousands)

A. Valuation of Investments — Investments are valued in accordance with U.S. generally accepted accounting principles (“GAAP”) and the Fund’s valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

J.P. Morgan Investment Management Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 – Unadjusted inputs using quoted prices in active markets for identical investments.

•

Level 2 – Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 – Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$131,431	$–	$–	$131,431

(a)	Please refer to the SOI for specifics of portfolio holdings.

B. Investment Transactions with Affiliates — The Fund invested in an Underlying Fund, which is advised by the Adviser. An issuer which is under common control with the Fund may be considered an affiliate. The Fund assumes the issuer listed in the table below to be an affiliated issuer. The Underlying Fund’s distributions may be reinvested into such Underlying Fund. Reinvestment amounts are included in the purchases at cost amount in the table below.

For the period ended September 30, 2021
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)		Value at September 30, 2021	Shares at September 30, 2021	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$3,582	$5,559	$3,807	$—	(c)	$—	(c)	$5,334	5,331	$1	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of September 30, 2021.
(c)	Amount rounds to less than one thousand.